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CERTIFICATE NO. 1                                                  89,310 SHARES


                               [GRAPHIC OMITTED]
                               Sun Bancorp, Inc.

                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF NEW JERSEY



THIS CERTIFIES THAT:   UNITED STATES DEPARTMENT OF TREASURY

IS THE OWNER OF:   Eighty-Nine Thousand Three Hundred Ten 00/100

                     FULLY PAID AND NONASSESSABLE SHARES OF
           FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A,
                          $1.00 PAR VALUE PER SHARE, OF


                                SUN BANCORP, INC.


         The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof in person, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and
Restated Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Secretary of the Corporation), and to all of these provisions the holder by acceptance hereof, assents.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL
AGENCY.

         In Witness Whereof, Sun Bancorp, Inc. has caused this certificate to be executed by the signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

DATED: January 9, 2009

/s/ Thomas X. Geisel                                          /s/ Sidney R. Brown
--------------------------------------                        --------------------------------------
PRESIDENT                                                     SECRETARY

                                      SEAL
===========================================================================================================================
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                                Sun Bancorp, Inc.

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED,
SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT
UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION
UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS
NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED
BY RULE 144A THEREUNDER.  ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS
ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A
UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES
REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE
UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE
FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER"
AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT
OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE
ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE
SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS
LEGEND.

         The Board of Directors of the Corporation is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock, $1.00 par value per share, in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof.
The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common          UNIF TRANS MIN ACT -     _______________Custodian_________________
                                                                     (Cus)                   (Minor)
                                                                 under Uniform Transfers to Minors Act
                                                                 _______________________
                                                                       (State)
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

                           Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________ Attorney
to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated _____________________                 X____________________________________________________________________

                                            X____________________________________________________________________

         NOTICE: The signatures to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED:                     ____________________________________________________________________
                                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                             (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO
                                             S.E.C. RULE 17Ad-15.
Countersigned and Registered:
                                             Transfer Agent and Registrar

                                             By:  _______________________________________________________________
                                                  Authorized Signature

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